UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853		20-2777218
DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853
1-3382	DUKE ENERGY PROGRESS, INC. (a North Carolina corporation) 410 South Wilmington Street Raleigh, North Carolina 27601-1748 704-382-3853	56-0165465

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

On May 30, 2013, the North Carolina Utilities Commission (the “NCUC”) issued an order approving the terms of a Settlement Agreement between the North Carolina Public Staff (the “Public Staff”) and Duke Energy Progress, Inc. (“Duke Energy Progress”).  This Settlement Agreement was filed on February 28, 2013, by the Public Staff in connection with the rate case filed on October 12, 2012 by Duke Energy Progress.  An overview providing detail on the terms of the NCUC’s order approving the settlement is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1                        Duke Energy Progress Summary of NCUC Order Approving Rate Settlement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 31, 2013	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary

DUKE ENERGY PROGRESS, INC.

Date: May 31, 2013	By:	/s/ Julia S. Janson
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Duke Energy Progress Summary of NCUC Order Approving Rate Settlement